Pursuant to Rule 497(e)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

(the “Trust”)

SunAmerica Alternative Strategies Fund

(the “Fund”)

Supplement dated August 9, 2010 to the

Statement of Additional Information (“SAI”) dated July 7, 2010

Effective immediately, under the heading “Investment Objective and Policies—Investment Company Securities,” the first paragraph following the heading on page 31 of the SAI is hereby deleted in its entirety and replaced with the following:

“Investment Company Securities. The Fund may invest in the securities of other investment companies subject to the limitations imposed by the 1940 Act, although it is the Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. The Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. The Fund will not invest in other investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.”

In addition, under the heading “Investment Objective and Policies—Investment Company Securities,” the third paragraph following the heading on page 32 of the SAI is hereby deleted in its entirety.

In addition, under the heading “Manager, Adviser, Personal Securities Trading, Distributor and Servicing Agent—Manager,” the footnote at the bottom of page 51 of the SAI is hereby deleted in its entirety.

Capitalized terms used herein but not defined have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI-SUP1_ALTPR_2-10